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                                                                    EXHIBIT 99.2



                            KMART HOLDING CORPORATION
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

         In connection with the Quarterly Report on Form 10-Q of Kmart Holding Corporation for the period ended April 30, 2003, each of the undersigned officers of Kmart Holding Corporation, hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         1. the Form 10-Q for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Form 10-Q for the period ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Kmart Holding Corporation.


         Date:    June 16, 2003




         /s/ Julian C. Day
         -----------------
         Julian C. Day
         Chief Executive Officer


         /s/ Richard J. Noechel
         ----------------------
         Richard J. Noechel
         Vice President and Controller


         /s/ James F. Gooch
         ------------------
         James F. Gooch
         Vice President and Treasurer